UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       August 12, 2009
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.     Regulation FD Disclosure

      On August 12, 2009, CalAmp Corp. ("CalAmp" or the "Company") sold its preferred stock holding in MIR3, Inc., a privately-held company, to a group of private investors not affiliated with CalAmp. The sales price was $1,015,000. After giving effect to transaction costs, the Company recognized a pre-tax loss of approximately $1 million on this sale.

      Pursuant to the Ninth Amendment to the Company's bank credit agreement, in which the banks consented to this asset sale, $1 million of the sales proceeds were applied to the outstanding balance of the bank term loan, thereby reducing the scheduled principal payment due September 30, 2009 from $1.6 million to $600,000. The balance of the term loan is $13.0 million after giving effect to this $1 million payment.

      The information in this Item 7.01 of the Company's Current Report on Form 8-K is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01 of the Company's Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Current Report on Form 8-K.


ITEM 9.01.     Financial Statements and Exhibits

 (c)  Exhibits

     99.1   Ninth Amendment and Consent to Credit Agreement between
            CalAmp Corp., Bank of Montreal and other lenders party thereto dated August 4, 2009




                                SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CALAMP CORP.


      August 14, 2009              By:  /s/ Richard Vitelle
    ___________________                _________________________
          Date                          Richard Vitelle,
                                        VP Finance & Chief Financial Officer